SCHEDULE OF SUPPLEMENTAL BALANCE SHEET INFORMATION (Details) - USD ($)	Jun. 30, 2022	Jun. 30, 2021
Leases
Right-of-use assets, net	$ 4,589,678	$ 5,170,395
Operating lease liabilities - current	184,700	171,803
Operating lease liabilities - non-current	901,351	1,123,060
Total operating lease liabilities	$ 1,086,051	$ 1,294,863